Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED DECEMBER 3, 2015
TO PROSPECTUS DATED JUNE 30, 2015

Effective December 3, 2015, the Meeder Funds Dividend Opportunities prospectus is amended as follows:

On page 8, the “Management Fees” paragraph is deleted and replaced with:

“Management Fees
The Adviser receives an annual fee for its advisory services for the Fund payable in monthly installments based on the average daily net assets of the Fund. The annual advisory fee shall be equal to the sum of (i) 0.75% of the Fund’s first $200,000,000 in average daily net assets and (ii) 0.60% of the Fund's average daily net assets in excess of $200,000,000.”

This Supplement and the Prospectus dated June 30, 2015 provide information a prospective investor ought to know before investing. Please keep this supplement for future reference.

Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED DECEMBER 3, 2015
TO STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2015

Effective December 3, 2015, the Meeder Funds Dividend Opportunities Statement of Information is amended as follows:

On page 30, fourth paragraph is deleted in its entirety and replaced with:

“The Adviser earns an annual fee payable in monthly installments as follows. The fee for the Fund is based upon the average net assets of the Fund and is at the rate of 0.75% of the Fund’s first $200,000,000 and 0.60% in excess of $200,000,000.”

This Supplement and the Prospectus dated June 30, 2015 provide information a prospective investor ought to know before investing. Please keep this supplement for future reference.